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                                                                    EXHIBIT 10.6

                                    GUARANTOR
                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

        THIS GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY, dated as of September 7, 1999 (this "Pledge Agreement"), is given by Pacific-Sierra Research Corporation, a California corporation, Veridian Engineering, Inc., an Ohio corporation, Veridian Systems Incorporated, a Delaware corporation, MRJ Group, Inc., a Delaware corporation, ERIM International, Inc., a Michigan corporation, Trident Data Systems, Inc., a California corporation, Corporation for Studies and Analysis, a Nebraska corporation, MRJ, Inc., a Virginia corporation, and New Veridian Corporation, a Delaware corporation (each, individually, the "Company"), in favor of First Union National Bank, a national banking association, as administrative agent (in such capacity, the "Administrative Agent") for the benefit of itself and the banks (the "Lenders") now or hereafter parties to the Credit Agreement described below.

                                    RECITALS

        A. Veridian Corporation, a Delaware corporation ("Veridian") has entered into a Revolving Credit Agreement of even date herewith (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement"), with the Lenders parties thereto and the Administrative Agent pursuant to which the Lenders may make Advances (as therein defined) to Veridian.

        B. Under the Credit Agreement, each Company has agreed to pledge to the Administrative Agent, for the benefit of the Lenders, and grant a first-priority security interest to the Administrative Agent, for the benefit of the Lenders, in and to the collateral described herein and to execute this Pledge Agreement.

        For value received and pursuant to the Credit Agreement each Company hereby grants a first-priority security interest to the Administrative Agent, for the benefit of the Lenders, in and to all of the outstanding capital stock of the companies listed underneath its name on the schedule attached hereto as
Schedule 1 (the "Pledged Subsidiaries", and said shares of stock, together with any other shares and securities from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such shares, being called the "Pledged Stock"), the certificates representing the Pledged Stock and the property referred to in paragraph 2 below, to secure the Guaranteed Obligations (as defined in that certain Guaranty Agreement among the Guarantors (as defined therein) and the Administrative Agent for the benefit of the Lenders dated as of September 7, 1999 (being herein collectively called the "Secured Obligations"), and all of the documents, agreements and instruments among Veridian, the Guarantors, the Administrative Agent, the Lenders, or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Secured Obligations being herein collectively called the "Operative Documents"). Each Company is herewith delivering to the Administrative Agent for the benefit of the Lenders originals of all stock certificates of the Pledged Stock or taking such other action acceptable to the Administrative

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Agent and the Required Lenders to perfect the security interest in the Pledged
Stock granted hereby.

        Each Company further represents and warrants to, and agrees with, the Administrative Agent for the benefit of the Lenders as follows:

        1. Representations and Warranties. (a) Each Company represents and warrants that the Pledged Stock is represented by the stock certificate or certificates or shares described on Schedule 1 hereto, and that such stock certificate or certificates, accompanied by an instrument of assignment or transfer duly executed in blank by each Company as the owner named in such stock certificate or certificates, have been delivered to the Administrative Agent by such Company. Each Company further represents and warrants that (i) the Pledged Stock is duly authorized and validly issued, fully paid and nonassessable and constitutes 100% of all of the issued and outstanding shares of the capital stock of each Pledged Subsidiary, (ii) the Company is the legal and beneficial owner of the Pledged Stock, free and clear of all Liens other than the Lien of Administrative Agent hereunder, with full right and power to deliver, pledge and assign the Pledged Stock to the Administrative Agent hereunder, (iii) the pledge of the Pledged Stock pursuant to this Pledge Agreement creates in favor of the Administrative Agent a valid and perfected first priority security interest in the Pledged Stock enforceable against the Company and all third parties and securing the payment of the Secured Obligations, and (iv) no shareholder agreement, buy/sell agreement or similar agreement among shareholders exists with respect to the capital stock of any Pledged Subsidiary.

                (b) Each Company shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Stock, or (ii) create or permit to exist any lien, security interest, option or other charges or encumbrance upon or with respect to any of the Pledged Stock, except for the security interest under this Pledge Agreement.

                (c) Each Company agrees that it will (i) cause each issuer of the Pledged Stock not to issue any stock or other securities in addition to or in substitution for the Pledged Stock issued by such issuer, except to such Company and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Stock.

        2. Title; Stock Rights, Dividends, Etc. Each Company will warrant and defend the Administrative Agent's title to the Pledged Stock, and the security interest herein created, against all claims of all persons, and will maintain and preserve such security interest. It is understood and agreed that the collateral hereunder includes any additional shares of stock of any issuer of the Pledged Stock from time to time acquired by each Company in any manner and the certificates representing such additional shares, and any stock rights, stock dividends, liquidating dividends, new securities, payments, distributions and proceeds (including cash dividends and sale proceeds) and other property to which each Company may become entitled by reason of the ownership of the Pledged Stock or any additional shares of stock during the existence of this Pledge Agreement, and

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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any such property received by each Company shall be held in trust and forthwith delivered to the Administrative Agent to be held hereunder in accordance with the terms of this Pledge Agreement.

        3. Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell all or any of the Pledged Stock pursuant to Section 4, each Company agrees that, upon request of the Administrative Agent, each Company will, at its own expense: (i) execute and deliver, and cause each issuer of the Pledged Stock contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Pledged Stock under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) use its best efforts to qualify the Pledge Stock under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Stock, as requested by the Administrative Agent; (iii) cause each such issuer to make available to its security holders, as soon as practicable, an earning statement which will satisfy the provisions of Section 11(a) of the Securities Act; and
(iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Stock or any part thereof valid and binding and in compliance with applicable law. Each Company further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Administrative Agent and the Lenders by reason of the failure by such Company to perform any of the covenants contained in this Section 3 and, consequently, agrees that, if such Company shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Stock on the date the Administrative Agent shall demand compliance with this Section 3.

                (b) If any Pledged Subsidiary at any time or from time to time proposes to register any of its securities under the Securities Act, each Company will at each such time give notice to the Administrative Agent of such Pledged Subsidiary's intentions so to do. Upon the request of the Administrative Agent given 30 days after receipt of such notice, each Company will cause all Pledged Stock of such Pledged Subsidiary to be included in the registration statement proposed to be filed, all to the extent requisite to permit the public sale or other public disposition of such Pledged Stock so registered by the holders thereof. The costs and expenses of all such registrations and qualifications under said Act shall be paid by each Company or such Pledged Subsidiary, except that underwriting discounts and commissions in respect of any Pledged Stock sold pursuant to any such registration statement shall be borne by the sellers thereof. As expeditiously as possible after the effective date of any such registration statement, each Company will deliver in exchange for any certificates representing shares of Pledged Stock so registered pursuant to such registration, which bear any restrictive legend, new Pledged Stock certificates not bearing such legend or any similar legend. In the event of any such registration, each Company

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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hereby agrees to indemnify and hold harmless the Administrative Agent as pledgee and the Lenders and their respective officers, directors, employees, affiliates and agents against any losses, claims, damages or liabilities to which the Administrative Agent or any Lender or any of their respective officers, directors, employees, affiliates or agents may become subject to the extent that such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, and any preliminary prospectus or filed prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Administrative Agent and the Lenders for any legal or other expenses reasonably incurred by the Administrative Agent and the Lenders in connection with investigating or defending any such loss, claim, damage or liability. The indemnifications contained in this paragraph shall include each person, if any, who controls the Administrative Agent or any Lender.

        4. Events of Default; Remedies. (a) Upon the occurrence of any Event of Default under the Credit Agreement an Event of Default shall be deemed to have occurred hereunder and the Administrative Agent shall have all of the rights and remedies provided by law and/or by this Pledge Agreement, including but not limited to all of the rights and remedies of a secured party under the North Carolina Uniform Commercial Code, and each Company hereby authorizes the Administrative Agent to sell all or any part of the Pledged Stock at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including the reasonable attorneys' fees and disbursements incurred by the Administrative Agent) and then to the payment of the other Secured Obligations in the manner specified in Section 6.3 of the Credit Agreement. Any requirement of reasonable notice shall be met if the Administrative Agent sends such notice to each Company, by registered or certified mail, at least 5 days prior to the date of sale, disposition or other event giving rise to the required notice. The Administrative Agent or any Lender may be the purchaser at any such sale. Each Company expressly authorizes such sale or sales of the Pledged Stock in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing indebtedness or other obligations owed to the Lenders. The Administrative Agent shall be under no obligation to preserve rights against prior parties.

                (b) Each Company hereby waives as to the Administrative Agent and the Lenders any right of subrogation or marshalling of such stock and other collateral for indebtedness or other obligations owed to the Administrative Agent and the Lenders. To this end, each Company hereby expressly agrees that any such collateral or other security of each Company or any other party which the Administrative Agent or any Lender may hold, or which may come to any of their possession, may be dealt with in all respects and particulars as though this Pledge Agreement were not in existence. Each Company agrees and acknowledges that because of applicable securities laws, the Administrative Agent may not be able to effect a public sale of the Pledged Stock and sales at a private sale may be on terms less favorable than if such securities were sold at a public sale and may be at a price less favorable than a public sale. Each Company agrees that all such private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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                (c)     Each Company irrevocably designates, makes, constitutes
and appoints the Administrative Agent (and all persons designated by the Administrative Agent) as its true and lawful attorney (and agent-in-fact), effective upon and after an Event of Default hereunder which has not been waived, and thereafter the Administrative Agent may with notice to each Company if the Secured Obligations have not been accelerated and without notice if the Secured Obligations have been accelerated, take any action as the Administrative Agent reasonably deems necessary under the circumstances to enforce or otherwise take action in respect to the Pledged Stock as required hereby, or to carry out any other obligation or duty of each Company under this Agreement. Each Company shall pay all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent in connection with such action.

        5. Additional Remedies; Irrevocable Proxy. (a) Upon the occurrence of any Event of Default, the Administrative Agent shall have also the right to vote the Pledged Stock on all questions after giving notice to each Company of its election to exercise such rights. In the absence of any such Event of Default, each Company shall have the right to vote the Pledged Stock on all questions, provided that voting by each Company of the Pledged Stock shall be in conformity with performance of the obligations of each Company under the Operative Documents.

                (b) Whenever a Default has occurred, the Administrative Agent may transfer into its name, or into the name of its nominee or nominees, any or all of the Pledged Stock and, as provided above, may vote any or all of the Pledged Stock (whether or not so transferred) and may otherwise act with respect thereto as though it were the outright owner thereof, each Company hereby irrevocably constituting and appointing the Administrative Agent as the proxy and attorney-in-fact of such Company, with full power of substitution, to do so.

                (c)     In furtherance of the foregoing subparagraphs (a) and
(b), whenever a Default or an Event of Default has occurred, it is acknowledged that the Administrative Agent may vote the Pledged Stock to remove the directors and officers of any Pledged Subsidiary, and to elect new directors and officers of any Pledged Subsidiary, who thereafter shall manage the affairs of such Pledged Subsidiary, operate its properties and carry on its business and otherwise take any action with respect to the business, properties and affairs of such Pledged Subsidiary which such new directors shall deem necessary or appropriate, including, but not limited to, the maintenance, repair, renewal or alteration of any or all of the properties of such Pledged Subsidiary, the leasing, subleasing, sale or other disposition of any or all of such properties, the borrowing of money on the credit of such Pledged Subsidiary, and the employment of attorneys, agents or other employees deemed by such new directors to be necessary for the proper operation, conduct, winding up or liquidation of the business, properties and affairs of such Pledged Subsidiary, and all revenues from the operation, conduct, winding up or liquidation of the business, properties and affairs of such Pledged Subsidiary after the payment of expenses thereof shall be applied to the payment of the Secured Obligations.

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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                (d)     Each Company agrees that the proxy granted in this
paragraph 5 is coupled with an interest and is and shall be both valid and irrevocable so long as the Pledged Stock is subject to this Pledge Agreement. Each Company further acknowledges that the term of said proxy may exceed three years from the date hereof.

        6. Remedies Cumulative. No right or remedy conferred upon or reserved to the Administrative Agent and the Lenders under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Administrative Agent and the Lenders under any Operative Document or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Administrative Agent and the Lenders. To the extent that it lawfully may, each Company agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

        7. Conduct No Waiver. No waiver of default shall be effective unless in writing executed by the Administrative Agent and waiver of any default or forbearance on the part of the Administrative Agent in enforcing any of its rights under this Pledge Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

        8. Governing Law; Consent to Jurisdiction; Definitions. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. Each Company hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Pledge Agreement, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each Company hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of any rights and obligations, on behalf of itself or its property, in the manner specified in
Section 8.2 of the Credit Agreement. Nothing in this Paragraph 8 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by applicable law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against each Company or its properties in the courts of any other jurisdictions. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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

        9. Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the Credit Agreement.

        10. Rights Not Construed as Duties. The Administrative Agent neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which the Administrative Agent has or obtains a security interest hereunder. If any Company fails to perform any agreement contained herein, the Administrative Agent may but is in no way obligated to itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by each Company under paragraph 13. The powers conferred on the Administrative Agent hereunder are solely to protect its and the Lenders' interests in the Pledged Stock and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Stock in its possession and accounting for monies actually received by it hereunder, the Administrative Agent shall have no duty as to any Pledged Stock or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Stock.

        11. Amendments. None of the terms and provisions of this Pledge Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

        12. Severability. If any one or more provisions of this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

        13. Expenses. (a) Each Company agrees to indemnify the Administrative Agent and each Lender and their respective officers, directors, employees, affiliates and agents from and against any and all claims, losses and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from such indemnified party's gross negligence or willful misconduct.

                (b) Each Company will, upon demand, pay to the Administrative Agent and each Lender an amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent or any Lender may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Pledged Stock, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Lenders hereunder or under the Operative Documents, or (iv) the failure of any Company to perform or observe any of the provisions hereof.

        14. Successors and Assigns; Termination. This Pledge Agreement shall create a continuing security interest in the Pledged Stock and shall be binding upon each Company, its

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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

successors and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and its successors, transferees and assigns. Upon the payment in full in immediately available funds of all of the Secured Obligations and the termination of all commitments to lend under the Operative Documents, the security interest granted hereunder shall terminate and upon such termination the Administrative Agent shall assign, transfer and deliver without recourse and without warranty the Pledged Stock to each Company (and any property received in respect thereof) as has not theretofore been sold or otherwise applied pursuant to the provisions of this Pledge Agreement.

        15.     Binding Arbitration; Waiver of Jury Trial.

                (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Pledge Agreement or any other of the Operative Documents ("Disputes"), between or among parties to this Pledge Agreement, or any other Operative Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Operative Documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Operative Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitations shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Finance Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein.

        (b) JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH COMPANY HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PLEDGE AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS, ANY RIGHTS OR OBLIGATIONS

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

        (a) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Operative Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Operative Documents or under applicable law or by judicial foreclosure and sale,
(ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

        IN WITNESS WHEREOF, each Company has caused this Pledge Agreement to be duly executed as of the day and year first above written.

[Corporate Seals]                    VERIDIAN SYSTEMS INCORPORATED
                                     VERIDIAN ENGINEERING, INC.
                                     PACIFIC-SIERRA RESEARCH CORPORATION

                                     By:/s/ KATHERINE A. SNAVELY
                                        ----------------------------------------
                                        Katherine A. Snavely
                                        Its: Chief Financial Officer and
                                             Secretary

                                     MRJ GROUP, INC.
                                     ERIM INTERNATIONAL, INC.
                                     TRIDENT DATA SYSTEMS, INC.
                                     CORPORATION FOR STUDIES AND
                                        ANALYSIS
                                     MRJ, INC.
                                     NEW VERIDIAN CORPORATION

                                     By:/s/ KATHERINE A. SNAVELY
                                        ----------------------------------------
                                        Katherine A. Snavely
                                        Its: Senior Vice President, Finance

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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Accepted and Agreed:

FIRST UNION NATIONAL BANK,
 as Administrative Agent

By:/s/ CHRISTOPHER HETTERLY
   --------------------------------------------------
   Christopher Hetterly
   Its: Director

                GUARANTOR PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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